AMENDMENT NO. 11, dated as of March 25, 1998 ("Amendment No. 11") to CREDIT AGREEMENT dated as of February 10, 1993 (as amended through the date hereof, the "Credit Agreement") among DI GIORGIO CORPORATION, as Borrower, the financial institutions parties thereto as LENDERS, BT COMMERCIAL CORPORATION, as Agent for the Lenders, and BANKERS TRUST COMPANY, as Issuing Bank. Terms which are capitalized herein and not otherwise defined shall have the meanings given to such terms in the Credit Agreement.


               WHEREAS, the Borrower has requested that the Lenders modify certain covenants contained in the Credit Agreement; and

               WHEREAS, the Lenders have agreed to the foregoing on the terms and subject to the fulfillment of the conditions set forth in this Amendment No. 11;

               NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lenders hereby agree as follows:

               Section One. Amendment. Upon the fulfillment of the conditions precedent set forth in Section Three hereof, the Credit Agreement is hereby amended, effective as of March 25, 1998, as follows:

               (a) Section 8.2 of the Credit Agreement is amended by deleting subsections (u) through (dd) thereof, and substituting in lieu thereof subsections (u) through (dd) set forth below, so that such subsections (u) through (dd) thereof, together with the introductory portion of Section 8.2, shall read as follows:


               "8.2 Interest Coverage Ratio. The Borrower shall not permit its ratio of EBITDA to Interest Expense as of the end of each of the following periods to be less than the applicable ratio set forth below opposite each such period in the applicable column:

                                          Minimum Interest     Minimum Interest
                                           Coverage Ratio       Coverage Ratio
                                          Prior to the New     On and After the
                                            Senior Note         New Senior Note
Period                                     Issuance Date         Issuance Date


(u)  the fiscal quarter ending in           2.00 to 1.00
March, 1998, and each fiscal quarter
thereafter, in each case together with
the three preceding fiscal quarters

(v)  the fiscal quarter ending, in                               1.50 to 1.00
March, 1998, together with the three
preceding fiscal quarters

(w)  the fiscal quarter ending in June,                          1.50 to 1.00
1998, together with the three
preceding fiscal quarters

(x)  the fiscal quarter ending in                                1.50 to 1.00
September, 1998, together with the
three preceding fiscal quarters

(y)  the fiscal quarter ending in                                1.50 to 1.00
December, 1998, together with the
three preceding fiscal quarters

(z)  the fiscal quarter ending in                                1.55 to 1.00
March, 1999, together with the three
preceding fiscal quarters

(aa)  the fiscal quarter ending in June,                         1.60 to 1.00
1999, together with the three
preceding fiscal quarters

(bb)  the fiscal quarter ending in                               1.65 to 1.00
September, 1999, together with the
three preceding fiscal quarters

(cc)  the fiscal quarter ending in                               1.70 to 1.00
December, 1999, together with the
three preceding fiscal quarters

                                          Minimum Interest     Minimum Interest
                                           Coverage Ratio       Coverage Ratio
                                          Prior to the New     On and After the
                                            Senior Note         New Senior Note
Period                                     Issuance Date         Issuance Date

(dd)  the fiscal quarter ending in                               1.75 to 1.00
March, 2000, together with the three
preceding fiscal quarters



               (b) Section 8.11 of the Credit Agreement is amended by deleting subsection (a) thereof in its entirety and by substituting the following in lieu thereof:

                    "(a) Advances or loans evidenced by the Customer Notes, provided that the sum of (i) the aggregate unpaid principal balance of such Customer Notes outstanding at any one time, plus (ii) the aggregate amount of the Borrower's contingent liabilities in respect of the guarantees permitted under
                    Section 8.9(f) hereof, plus (iii) the aggregate amount of all repurchase obligations or other contingent liabilities of the Borrower in respect of such Customer Notes outstanding at any one time, may not exceed $25,000,000 at any one time, and provided further that the aggregate amount of any such advances or loans outstanding at any one time to any obligor on such Customer Notes, plus the amount of the Borrower's contingent liabilities in respect of its guarantees of such obligor's indebtedness, liabilities or other obligations, may not exceed $3,000,000;"

               Section  Two.  Representations  and  Warranties.  To  induce  the
Lenders to enter into this Amendment No. 11, the Borrower warrants and represents to the Lenders as follows:

               (a) the recitals contained in this Amendment No. 11 are true and correct in all respects;

               (b) after giving effect to this Amendment No. 11, all of the representations and warranties contained in the Credit Agreement and each other Credit Document to which the Borrower is a party continue to be true and correct in all material respects as of the date hereof, as if repeated as of the date hereof, except for such representations and warranties which, by their terms, are only made as of a previous date;

               (c) the execution, delivery and performance of this Amendment No. 11 by the Borrower is within its corporate powers, has been duly authorized by all necessary corporate action, the Borrower has received all necessary consents to and approvals for the execution, delivery and performance of this Amendment No. 11 (if any shall be required) and this Amendment No. 11 does not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Borrower or with the terms or provisions of any other document or agreement to which the Borrower is a party or by which the Borrower or its property may be bound; and

               (d) upon its execution, this Amendment No. 11 shall be a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

               Section Three. Conditions Precedent. This Amendment No. 11 shall become effective when the last of the following events shall have occurred:

               (a) the Agent shall have received a fully executed counterpart of this Amendment No. 11;

               (b) no Default shall have occurred and be continuing which constitutes an Event of Default or would constitute an Event of Default upon the giving of notice or lapse of time or both, and no event or development which has had or is reasonably likely to have a Material Adverse Effect shall have occurred, in each case since the date of delivery to the Agent and the Lenders of the Borrower's most recent financial statement, and the Agent and the Lenders shall have received a certificate from the Borrower, executed by its Chief Financial Officer, as to the truth and accuracy of this paragraph (b);

               (c) the Agent and the Lenders shall have received such additional documents to further effectuate the purpose of this Amendment No. 11 as any of them or their respective counsel may reasonably request.

               Section Four. General Provisions.

               (a) Except as herein expressly amended, the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

               (b) All references to the Credit Agreement shall mean the Credit Agreement as amended as of the effective date hereof, and as amended hereby and as hereafter amended, supplemented and modified from time to time.

               (c) This Amendment No. 11 may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all which shall constitute one and the same agreement.

               (d) This Amendment No. 11 shall be governed by, construed and interpreted in accordance with the internal laws of the State of New York, without regard to the conflicts of law principles thereof.

                  IN WITNESS WHEREOF, each of the Borrower, the Lenders, the Issuing Bank and the Agent has signed below to indicate its agreement with the foregoing and its intent to be bound thereby.

                                     DI GIORGIO CORPORATION


                                     By:     /s/ Robert A. Zorn
                                     Name:             Robert A. Zorn
                                     Title:            Senior Vice President

                                     BT COMMERCIAL CORPORATION, as
                                       Agent and as a Lender


                                     By:     /s/ Frank A. Chiavari
                                     Name:             Frank A. Chiavari
                                     Title:            Vice President

                                     LASALLE NATIONAL BANK, as a Lender


                                     By:     /s/ Christopher G. Clifford
                                     Name:             Christopher G. Clifford
                                     Title:            Sr. Vice President


                                     IBJ SCHRODER BANK & TRUST
                                       COMPANY, as a Lender


                                     By:     /s/ Wing C. Louie
                                     Name:             Wing C. Louie
                                     Title:            Vice President

                                     CONGRESS FINANCIAL
                                       CORPORATION, as a Lender


                                     By:     /s/ Thomas McGregor
                                     Name:             Thomas McGregor
                                     Title:            Assistant Vice President

                                      PNC BANK, as a Lender


                                     By:     /s/ Michael Richards
                                     Name:             Michael Richards
                                     Title:            Assistant Vice President

                                     SUMMIT COMMERCIAL/GIBRALTAR
                                       CORP., as a Lender


                                     By:     /s/ Peter J. Hollitscher
                                     Name:             Peter J. Hollitscher
                                     Title:            Vice President

                                     BANKERS TRUST COMPANY, as Issuing
                                       Bank


                                     By:     /s/ Frank A. Chiavari
                                     Name:             Frank A. Chiavari
                                     Title:            Vice President